UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 18, 2021

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Blvd., Seffner, Florida	33584
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 3, 2021, LazyDays RV of Oregon, LLC, a wholly-owned subsidiary of Lazydays Holdings, Inc. (the “Company”), completed its acquisition (the “Transaction”) of substantially all of the assets of BYRV, Inc. (“BYRV”) and BYRV Washington, Inc. (“BYRV Washington”, together with “BYRV”, the “Acquired Companies”), pursuant to the Asset Purchase Agreement, dated as of August 3, 2021 (the “Purchase Agreement”), by and among the Acquired Companies, Bruce Young, Mark Bretz, The Bruce A. Young Revocable Trust, The Bruce A. Young 2021 Gift Trust and LazyDays RV of Oregon, LLC. A copy of the Purchase Agreement will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

The aggregate purchase price at closing paid by the Company for the sale of the Acquired Companies was approximately $49,506,149 in cash, which was comprised of a base purchase price of $48,000,000, adjusted for indebtedness and inventory. The purchase price is subject to a post-closing true-up mechanism for net working capital and inventory as set forth in the Purchase Agreement, which is expected to be determined within approximately ninety days from the date of the closing of the Transaction.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited combined balance sheet of the Acquired Companies as of December 31, 2020 and the related combined statements of income, changes in shareholders’ equity and cash flows for the year ended December 31, 2020, together with the accompanying notes thereto, are filed with as Exhibit 99.1 to this Form 8-K and incorporated by reference in this Item 9.01(a).

The unaudited combined balance sheet of the Acquired Companies as of June 30, 2021 and the related combined statements of income, changes in shareholders’ equity and cash flows for the six months ended June 30, 2021, together with the accompanying notes thereto, are filed with as Exhibit 99.2 to this Form 8-K and incorporated by reference in this Item 9.01(a).

(b) Pro Forma Financial Information

The pro forma financial information required by Article 11 of Regulation S-X is being filed as Exhibit 99.3 to this Form 8-K and is incorporated by reference in this Item 9.01(b).

23.1	Consent of RSM US LLP
99.1	Audited Combined Financial Report of the Acquired Companies
99.2	Unaudited Combined Financial Report for the six months ended June 30, 2021 of the Acquired Companies
99.3	Unaudited Pro Forma Condensed Combined Financial Statements
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

Date: October 18, 2021	By	/s/ William P. Murnane
William P. Murnane
Chief Executive Officer